[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GLOBAL EQUITY
                              SERIES

MFS(R) GLOBAL EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGER
David R. Mannheim*                                       For additional information,
                                                         contact your investment professional.
TREASURER
James O. Yost*                                           CUSTODIAN
                                                         State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                         WORLD WIDE WEB
Ellen Moynihan*                                          www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class and Service Class shares each provided a total return of 1.43%, including the reinvestment of any dividends. This compares to a -1.19% return over the same period for the average global portfolio tracked by Lipper Inc., an independent firm that reports performance, and to a -2.41% return for the series' benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including those of the United States, Canada, Europe, Australia, New Zealand, and the Far East.

We feel our strategy of relatively broad sector diversification was a major factor in helping us offer competitive performance in a difficult environment. In Asia and Europe, as well as in the United States, we witnessed the same market phenomena: high volatility and rotation between new-economy stocks, or companies seen as being technology rich, and old-economy stocks, that is, companies viewed as being technology poor and as having done business the same way for a long time. Through February 2000, we experienced a continuation of the late-1999 rally in new-economy stocks, or what Europeans refer to as TMT: technology, media, and telecommunications. The rally was followed by what we view as a natural correction in high-valuation TMT issues, with money rotating back toward old-economy stocks.

The big drivers of the portfolio's performance early in the period were our TMT holdings. But when we gave back a portion of our TMT gains during the market volatility in late winter and spring, the rotation into old-economy stocks helped some of our other sectors, such as financial services. So we feel conditions during the period supported our long-standing belief that diversification may serve investors well by providing competitive returns over a variety of market cycles. We also took advantage of market volatility to buy shares in what we believed were fundamentally sound companies with depressed stock prices.

A factor that hurt performance, however, was the decline of the euro over the period as the dollar strengthened. Since our results must always be converted back into dollars, any profits we make on European equities are decreased if the euro declines versus the dollar. Conversely, a rising euro would give an extra boost to profits on our European holdings.

Utilities and communications has remained the largest sector in the portfolio. This is actually a byproduct of our style of individual bottom-up stock picking, rather than a top-down decision to overweight a particular sector. Utilities and communications, particularly telecommunications, is simply the area in which we have found the most companies with strong earnings growth prospects at reasonable valuations -- as opposed to some other areas of TMT where we feel relative valuations are not as compelling.

Although, these holdings gave up some of their gains late in the period, we still feel very positive about them as a group. Our focus has been largely on wireless carriers and what are called alternative carriers. These are companies that come into a market with new technology, such as all-fiber-optic networks, and are able to undercut the incumbents' prices. Cable & Wireless in the United Kingdom and Time Warner Telecom in the United States are examples of alternative carriers. Major wireless carriers that we hold include NTT Mobile Communications, the largest cellular company in Japan, Sprint in the United States, and Vodafone AirTouch in the United Kingdom.

The portfolio continued to benefit from research conducted firsthand by MFS analysts around the globe. Fast Retailing is a stock that we think exemplifies how our bottom-up Original Research(SM) may uncover new opportunities in difficult markets. With rising unemployment and a weak economy, we would not generally consider Japan to be a great environment in which to invest in a retail company. But Fast Retailing is a chain of unisex casual clothing stores that has broken out of the traditional Japanese retail mold. By cutting out layers of middlemen, it has been able to undercut department store prices by as much as 50% to 60%. However, until recently, the market's perception seemed to be that the company's stock was already fully valued.

Our retail analyst in Tokyo had been following the stock for some time when he urged us last fall to increase our existing small position in the company. The analyst had been visiting Fast Retailing stores and seeing lines of customers stretching around the block. Conversations with store managers confirmed that the company was experiencing phenomenal sales growth. Further research led us to conclude that Fast Retailing's stock was actually underpriced relative to future earnings, and we strongly increased our position. Subsequently, the market appears to have arrived at a similar opinion, and our holding has appreciated considerably.

On a cautionary note, looking to the period ahead we feel that valuations in the markets are high, so investors should not expect overall returns to be what they've been in the past. That said, we think the prospects for earnings growth have actually improved over the past year for a majority of the companies in which we're invested. Japan has moved from negative to positive earnings growth. In much of the rest of Asia, we've seen continued and accelerating recovery from the regional financial crisis of 1998. In Europe, our projections of average annual earnings growth have increased from the 8%-10% range a year ago to 12%-15% for 2000, a rate we feel may be sustainable into next year. And in the United States, although the market seems somewhat concerned about rising interest rates, we foresee a continued period of high earnings growth.

One factor in our positive outlook is the strong dollar. We talked about this earlier as being, in one respect, a negative for the portfolio. But it is a positive factor for overseas firms competing against dollar-based companies. In the United States, for example, a strong dollar makes imported goods cheaper and therefore more competitive. We also see the establishment of the euro zone as a positive development. We believe it is propelling European companies into a wider marketplace, forcing them to act more competitively and focus more on delivering stock performance for shareholders. Other factors contributing to our outlook for strong global earnings growth include continued deregulation in many foreign marketplaces and industries, as well as ongoing restructuring in Europe and Asia -- trends that echo earlier developments in the United States that contributed strongly to our current economic boom.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President of MFS Investment Management(R) and Director of International Portfolio Management. He is portfolio manager of MFS(R) Global Equity Fund, MFS(R) Global Equity Series (part of MFS(R) Variable Insurance Trust(SM)), MFS(R) International Growth Fund, MFS(R) Institutional International Equity Fund, and the International Growth Series offered through MFS(R)/Sun Life annuity products.

Mr. Mannheim joined MFS in 1988 and was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President and portfolio manager in 1992, Senior Vice President in 1997, and Director of International Portfolio Management in 1999. He is a graduate of Amherst College and the Massachusetts Institute of Technology Sloan School of Management.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class  May 3, 1999
                 Service Class  May 1, 2000

Size: $3.2 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS

                                    6 Months           1 Year            Life*
------------------------------------------------------------------------------
Cumulative Total Return               +1.43%          +19.16%          +25.59%
------------------------------------------------------------------------------
Average Annual Total Return             --            +19.16%          +21.73%
------------------------------------------------------------------------------

SERVICE CLASS
                                    6 Months           1 Year            Life*
------------------------------------------------------------------------------
Cumulative Total Return               +1.43%          +19.16%          +25.59%
------------------------------------------------------------------------------
Average Annual Total Return             --            +19.16%          +21.73%
------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, May 3, 1999, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 97.8%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 58.1%
  Australia - 1.9%
    Publishing & Broadcasting Ltd. (Broadcasting)                           2,120            $   16,285
    QBE Insurance Group Ltd. (Insurance)*                                   9,100                44,456
                                                                                             ----------
                                                                                             $   60,741
-------------------------------------------------------------------------------------------------------
  Bermuda - 0.3%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                          540            $    8,032
-------------------------------------------------------------------------------------------------------
  Canada - 3.1%
    Anderson Exploration Ltd. (Oils)*                                         890            $   16,182
    AT&T Canada Inc (Telecommunications)*                                     340                11,376
    BCE, Inc. (Telecommunications)                                            695                16,488
    Canadian National Railway Co. (Railroads)                               1,248                36,426
    Nortel Networks Corp. (Telecommunications)                                227                15,757
                                                                                             ----------
                                                                                             $   96,229
-------------------------------------------------------------------------------------------------------
  Finland - 1.7%
    Helsingin Puhelin Oyj (Telecommunications)                                550            $   53,868
-------------------------------------------------------------------------------------------------------
  France - 6.9%
    Aventis S.A. (Pharmaceuticals)                                            260            $   18,974
    Banque Nationale de Paris (Banks and Credit Cos.)                         290                27,905
    Bouygues S.A. (Telecommunications)                                         55                36,752
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                     830                39,537
    Technip S.A. (Construction)                                               222                26,850
    Television Francaise (Telecommunications)*                                150                10,453
    Total S.A., "B" (Oils)                                                    210                32,195
    Vivendi S.A. (Business Services)                                          300                26,476
                                                                                             ----------
                                                                                             $  219,142
-------------------------------------------------------------------------------------------------------
  Germany - 1.9%
    ProSieben Media AG, Preferred (Entertainment)                             480            $   59,682
-------------------------------------------------------------------------------------------------------
  Greece - 0.2%
    Antenna TV S.A., ADR (Broadcasting)*                                      500            $    7,750
-------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)                      1,600            $    3,461
-------------------------------------------------------------------------------------------------------
  Israel - 0.2%
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*               640            $    6,080
-------------------------------------------------------------------------------------------------------
  Italy - 0.9%
    Telecom Italia Mobile S.p.A., Saving Shares (Telecommunications)*       5,700            $   28,675
-------------------------------------------------------------------------------------------------------
  Japan - 14.8%
    Canon, Inc. (Special Products and Services)                             1,000            $   49,774
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                        3,000                56,702
    Fast Retailing Co. (Retail)                                               100                41,855
    Fuji Heavy Industries Ltd. (Automotive)                                 3,000                21,776
    Fujitsu Ltd. (Computer Hardware - Systems)                              1,000                34,597
    Hitachi Ltd. (Electronics)                                              4,000                57,692
    Mitsubishi Electric Corp. (Electronics)                                 2,000                21,644
    Mitsubishi Motors Corp. (Automotive)                                    3,000                12,811
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)                    2                26,584
    NTT Mobile Communications Network, Inc. (Telecommunications)                3                81,165
    Sony Corp. (Electronics)                                                  100                 9,333
    Tokyo Broadcasting System, Inc. (Entertainment)                         1,000                43,175
    Toshiba Corp. (Electronics)                                             1,000                11,284
                                                                                             ----------
                                                                                             $  468,392
-------------------------------------------------------------------------------------------------------
  Mexico - 0.6%
    Grupo Television S.A. de C.V., GDR (Entertainment)*                       260            $   17,924
-------------------------------------------------------------------------------------------------------
  Netherlands - 6.0%
    Akzo Nobel N.V. (Chemicals)                                             1,000            $   42,480
    Completel Europe N.V. (Telecommunications)*                                20                   248
    ING Groep N.V. (Financial Services)*                                      500                33,793
    Philips Electronics N.V. (Electronics)                                    780                36,783
    KPN N.V. (Telecommunications)*                                            786                35,152
    Libertel N.V. (Cellular Telecommunications)*                              640                 9,744
    Royal Dutch Petroleum Co. (Oils)                                          500                31,072
                                                                                             ----------
                                                                                             $  189,272
-------------------------------------------------------------------------------------------------------
  Norway - 0.5%
    Schibsted ASA (Publishing)                                                635            $   11,770
    Sparebanken NOR (Banks and Credit Cos.)                                   130                 2,918
                                                                                             ----------
                                                                                             $   14,688
-------------------------------------------------------------------------------------------------------
  Portugal - 0.5%
    Telecel - Comunicacoes Pessoais, S.A. (Cellular Telecommunications)*      950            $   14,419
-------------------------------------------------------------------------------------------------------
  Singapore - 2.0%
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                        7,142            $   27,716
    Overseas-Chinese Banking Corp. Ltd. (Banks and Credit Cos.)             3,000                20,678
    Singapore Press Holdings Ltd. (Printing and Publishing)                 1,000                15,638
                                                                                             ----------
                                                                                             $   64,032
-------------------------------------------------------------------------------------------------------
  Spain - 0.5%
    Repsol S.A. (Oils)                                                        830            $   16,520
-------------------------------------------------------------------------------------------------------
  Sweden - 2.2%
    NetCom AB (Telecommunications)*                                           225            $   16,616
    Saab AB, "B" (Aerospace)                                                6,150                51,628
    Tele1 Europe Holdings AB (Telecommunications)*                             20                   245
                                                                                             ----------
                                                                                             $   68,489
-------------------------------------------------------------------------------------------------------
  Switzerland - 1.5%
    Novartis AG (Medical and Health Products)                                  28            $   44,366
    Synthes-Stratec, Inc. (Medical and Health Products)*                        9                 4,095
                                                                                             ----------
                                                                                             $   48,461
-------------------------------------------------------------------------------------------------------
  United Kingdom - 12.3%
    AstraZeneca Group PLC (Medical and Health Products)                       690            $   32,093
    BAE Systems PLC (Aerospace)*                                            3,770                23,494
    BP Amoco PLC (Oils)                                                     3,200                30,688
    Cable & Wireless PLC, ADR (Telecommunications)*                         1,633                27,640
    Capital Radio PLC (Broadcasting)                                          500                11,685
    Carlton Communicatons PLC (Broadcasting)                                2,520                32,400
    CGU PLC (Insurance)*                                                    2,130                35,440
    Diageo PLC (Food and Beverage Products)*                                2,869                25,734
    NDS Group PLC, ADR (Internet)*                                             20                 1,220
    Next PLC (Retail)                                                       2,410                21,070
    Reckitt Benckiser PLC (Consumer Goods and Services)*                    1,810                20,260
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                     1,590                26,600
    United News & Media PLC (Broadcasting)                                  2,820                40,523
    Vodafone AirTouch PLC (Telecommunications)*                            14,581                58,887
                                                                                             ----------
                                                                                             $  387,734
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $1,833,591
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 39.7%
  Aerospace - 1.2%
    Boeing Co.                                                                650            $   27,178
    TRW, Inc.                                                                 215                 9,326
                                                                                             ----------
                                                                                             $   36,504
-------------------------------------------------------------------------------------------------------
  Biotechnology - 1.0%
    Pharmacia Corp.                                                           620            $   32,046
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.5%
    Hewlett-Packard Co.                                                       200            $   24,975
    International Business Machines Corp.                                     210                23,008
                                                                                             ----------
                                                                                             $   47,983
-------------------------------------------------------------------------------------------------------
  Business Services - 1.3%
    Adelphia Business Solutions*                                              500            $   11,594
    Computer Sciences Corp.*                                                  340                25,393
    United Parcel Service, Inc.                                                60                 3,540
                                                                                             ----------
                                                                                             $   40,527
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.1%
    Motorola, Inc.                                                            870            $   25,284
    Sprint Corp. (PCS Group)*                                                 700                41,650
                                                                                             ----------
                                                                                             $   66,934
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.3%
    BMC Software, Inc.*                                                       550            $   20,066
    Computer Associates International, Inc.                                 1,420                72,686
    Compuware Corp.*                                                          920                 9,545
    Electronic Data Systems Corp.                                              50                 2,063
                                                                                             ----------
                                                                                             $  104,360
-------------------------------------------------------------------------------------------------------
  Energy - 0.4%
    NRG Energy, Inc.*                                                         710            $   12,958
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.6%
    Disney (Walt) Co.                                                         940            $   36,484
    Hearst-Argyle Television, Inc.*                                           500                 9,750
    Time Warner, Inc.                                                         460                34,960
                                                                                             ----------
                                                                                             $   81,194
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    Keebler Foods Co.                                                         890            $   33,041
-------------------------------------------------------------------------------------------------------
  Insurance - 4.7%
    CIGNA Corp.                                                               310            $   28,985
    Hartford Financial Services Group, Inc.                                   790                44,191
    Marsh & McLennan Cos., Inc.                                               240                25,065
    MetLife, Inc.*                                                            260                 5,476
    ReliaStar Financial Corp.                                                 850                44,572
                                                                                             ----------
                                                                                             $  148,289
-------------------------------------------------------------------------------------------------------
  Machinery - 1.8%
    Deere & Co., Inc.                                                         960            $   35,520
    Ingersoll Rand Co.                                                        560                22,540
                                                                                             ----------
                                                                                             $   58,060
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.4%
    Bausch & Lomb, Inc.                                                       800            $   61,900
    Bristol-Myers Squibb Co.                                                  230                13,397
    Pfizer, Inc.                                                              687                32,976
                                                                                             ----------
                                                                                             $  108,273
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.7%
    Halliburton Co.                                                           460            $   21,706
-------------------------------------------------------------------------------------------------------
  Oils - 5.0%
    Apache Corp.                                                              360            $   21,173
    Coastal Corp.                                                             630                38,351
    Conoco, Inc., "A"                                                       1,460                32,120
    EOG Resources, Inc.                                                     1,540                51,590
    Santa Fe International Corp.                                              400                13,975
                                                                                             ----------
                                                                                             $  157,209
-------------------------------------------------------------------------------------------------------
  Photographic Products - 0.7%
    Polaroid Corp.                                                          1,180            $   21,314
-------------------------------------------------------------------------------------------------------
  Retail - 1.9%
    BJ's Wholesale Club, Inc.*                                                790            $   26,070
    CVS Corp.                                                                 830                33,200
                                                                                             ----------
                                                                                             $   59,270
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.0%
    Safeway, Inc.*                                                            710            $   32,039
-------------------------------------------------------------------------------------------------------
  Telecommunications - 6.1%
    AT&T Wireless*                                                            480            $   13,380
    Bell Atlantic Corp.                                                       270                13,719
    BroadWing, Inc.*                                                          360                 9,338
    Corning, Inc.                                                              55                14,843
    GTE Corp.                                                                 340                21,165
    Lucent Technologies, Inc.                                                 315                18,664
    NTL, Inc.*                                                                612                36,643
    Sprint Corp.                                                              300                15,300
    Tellabs, Inc.*                                                            520                35,588
    Time Warner Telecom, Inc.*                                                200                12,875
                                                                                             ----------
                                                                                             $  191,515
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $1,253,222
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,920,157)                                                   $3,086,813
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.7%
-------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
                                                                    (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized Cost                 $   53            $   52,981
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,973,138)                                              $3,139,794

Other Assets, Less Liabilities - 0.5%                                                            14,985
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $3,154,779
-------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,973,138)                $3,139,794
  Investment of cash collateral for securities loaned, at
    value and identified cost                                           492,127
  Cash                                                                      566
  Foreign currency, at value (identified cost, $4,058)                    3,933
  Receivable for investments sold                                        35,136
  Receivable for series shares sold                                      38,538
  Interest and dividends receivable                                       3,741
  Other assets                                                            9,901
                                                                     ----------
      Total assets                                                   $3,723,736
                                                                     ----------
Liabilities:
  Payable for investments purchased                                  $   76,602
  Payable for series shares reacquired                                      130
  Collateral for securities loaned, at value                            492,127
  Payable to affiliates -
    Management fee                                                           85
    Reimbursement fee                                                        13
                                                                     ----------
      Total liabilities                                              $  568,957
                                                                     ----------
Net assets                                                           $3,154,779
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $2,875,494
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        166,624
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                    91,692
  Accumulated undistributed net investment income                        20,969
                                                                     ----------
      Total                                                          $3,154,779
                                                                     ==========
Shares of beneficial interest outstanding                              262,489
                                                                       =======
Initial Class shares:
  Net asset value per share
  (net assets of 3,154,571 / 262,472 shares of beneficial
  interest outstanding)                                                $12.02
                                                                       ======
Service Class shares:
  Net asset value per share
  (net assets 208 / 17 shares of beneficial interest
  outstanding)                                                         $12.01
                                                                       ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                          $ 31,221
    Interest                                                              5,576
    Foreign taxes withheld                                               (2,061)
                                                                       --------
      Total investment income                                          $ 34,736
                                                                       --------
  Expenses -
    Management fee                                                     $ 11,349
    Trustees' compensation                                                1,090
    Shareholder servicing agent fee                                         397
    Administrative fee                                                      187
    Custodian fee                                                         7,213
    Printing                                                              6,328
    Postage                                                                   2
    Auditing fees                                                        15,700
    Legal fees                                                              959
    Miscellaneous                                                         1,319
                                                                       --------
      Total expenses                                                   $ 44,544
    Fees paid indirectly                                                    (88)
    Reduction of expenses by investment adviser                         (30,757)
                                                                       --------
      Net expenses                                                     $ 13,699
                                                                       --------
        Net investment income                                          $ 21,037
                                                                       --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $ 94,002
    Foreign currency transactions                                          (185)
                                                                       --------
      Net realized gain on investments and foreign currency
        transactions                                                   $ 93,817
                                                                       --------
  Change in unrealized depreciation -
    Investments                                                        $(29,475)
    Translation of assets and liabilities in foreign currencies             (28)
                                                                       --------
      Net unrealized loss on investments and foreign currency
        translation                                                    $(29,503)
                                                                       --------
        Net realized and unrealized gain on investments and
          foreign currency                                             $ 64,314
                                                                       --------
          Increase in net assets from operations                       $ 85,351
                                                                       ========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                PERIOD ENDED
                                                             JUNE 30, 2000          DECEMBER 31, 1999*
                                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $   21,037                   $    2,827
  Net realized gain on investments and foreign currency
    transactions                                                   93,817                       76,027
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (29,503)                     196,127
                                                               ----------                   ----------
    Increase in net assets from operations                     $   85,351                   $  274,981
                                                               ----------                   ----------
Distributions declared to shareholders -
  From net investment income                                   $     --                     $   (2,044)
  From net realized gain on investments and foreign currency
    transactions                                                  (39,078)                     (39,925)
                                                               ----------                   ----------
    Total distributions declared to shareholders               $  (39,078)                  $  (41,969)
                                                               ----------                   ----------
Net increase in net assets from series share transactions      $1,457,704                   $1,417,790
                                                               ----------                   ----------
      Total increase in net assets                             $1,503,977                   $1,650,802
Net assets:
  At beginning of period                                        1,650,802                         --
                                                               ----------                   ----------
  At end of period (including accumulated undistributed net
    investment income (loss) of $20,969 and $(68),
    respectively)                                              $3,154,779                   $1,650,802
                                                               ==========                   ==========

* For the period from the commencement of the series' investment operations, May 3, 1999, through
  December 31, 1999.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                  PERIOD ENDED
                                                           JUNE 30, 2000            DECEMBER 31, 1999*
                                                             (UNAUDITED)
------------------------------------------------------------------------------------------------------
                                                    INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                             $12.04                       $10.00
                                                                  ------                       ------
Income from investment operations# -
  Net investment income(S)                                        $ 0.11                       $ 0.03
  Net realized and unrealized gain on investments and
    foreign currency                                                0.06                         2.34
                                                                  ------                       ------
    Total from investment operations                              $ 0.17                       $ 2.37
                                                                  ------                       ------
Less distributions declared to shareholders -
  From net investment income                                      $ --                         $(0.02)
  From realized gain on investments
    and foreign currency transactions                              (0.19)                       (0.31)
                                                                  ------                       ------
    Total distributions declared to shareholders                  $(0.19)                      $(0.33)
                                                                  ------                       ------
Net asset value - end of period                                   $12.02                       $12.04
                                                                  ======                       ======
Total return                                                        1.43%++                     23.83%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        1.22%+                       1.31%+
  Net investment income                                             1.86%+                       0.37%+
Portfolio turnover                                                    64%                          68%
Net assets at end of period (000 omitted)                         $3,155                       $1,651

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
        Net investment loss                                       $(0.05)                      $(0.18)
        Ratios (to average net assets):
          Expenses##                                                3.94%+                       4.39%+
          Net investment loss                                      (0.86)%+                     (2.71)%+
    * For the period from the commencement of the series' investment operations, May 3, 1999, through
      December 31, 1999.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                              PERIOD ENDED
                                                              JUNE 30, 2000*
                                                               (UNAUDITED)
-------------------------------------------------------------------------------
                                                           SERVICE CLASS SHARES
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $11.69
                                                                 ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.07
  Net realized and unrealized gain on investments and foreign
    currency                                                       0.25
                                                                 ------
    Total from investment operations                             $ 0.32
                                                                 ------
Net asset value - end of period                                  $12.01
                                                                 ======
Total return                                                       1.43%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.42%+
  Net investment income                                            2.85%+
Portfolio turnover                                                   64%
Net assets at end of period (000 omitted)                        $ --  +++

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
        Net investment loss                                      $(0.10)
        Ratios (to average net assets):
          Expenses##                                               4.14%+
          Net investment income                                    0.13%+
    * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
    + Annualized.
   ++ Not annualized.
  +++ Service Class net assets were less than $500.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Equity Series (the series) is a diversified series of MFS(R) Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 10 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2000, the value of securities loaned was $476,122. These loans were collateralized by U.S. Treasury securities of $646 and cash of $492,127 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                 SHARES              AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    492,127               $492,127

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses amounted to $54,070.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,027,139 and $1,423,638, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $2,973,138
                                                                     ----------
Gross unrealized appreciation                                        $  305,843
Gross unrealized depreciation                                          (139,187)
                                                                     ----------
    Net unrealized appreciation                                      $  166,656
                                                                     ==========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class
                                    SIX MONTHS ENDED JUNE 30, 2000       PERIOD ENDED DECEMBER 31, 1999*
                                    ------------------------------       -------------------------------
                                          SHARES            AMOUNT               SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                              649,114       $ 7,527,371              133,529       $1,375,827
Shares issued to shareholders
  in reinvestment of distributions         3,383            39,074                3,526           41,963
Shares reacquired                       (527,080)       (6,108,941)               --              --
                                        --------       -----------             --------       ----------
    Net increase                         125,417       $ 1,457,504              137,055       $1,417,790
                                         =======       ===========              =======       ==========

Service Class
                                      PERIOD ENDED JUNE 30, 2000**
                                    ------------------------------
                                         SHARES             AMOUNT
------------------------------------------------------------------
Shares sold                                   17              $200
                                        --------       -----------

 * For the period from the commencement of the series' investment operations, May 3, 1999, through
   December 31, 1999.
** For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $1. The series had no significant borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                              VGE-3  8/00   235